UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2011

HELIOS & MATHESON NORTH AMERICA INC.
(Exact name of registrant as specified in its charter)

Delaware	0-22945	13-3169913
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Park Avenue South, New York, New York	10003
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 979-8228

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On July 20, 2010, Helios & Matheson North America Inc. (the “Company”) received a letter from The NASDAQ Stock Market (“NASDAQ”) regarding compliance with NASDAQ Listing Rule 5550(a)(5) (the “Market Value Rule”) which requires a minimum market value of publicly held shares of $1,000,000. The Company received communication from NASDAQ that the market value of the Company’s publicly held shares fell short of $1,000,000 for 30 consecutive business days. Pursuant to the NASDAQ Listing Rules, NASDAQ communicated to the Company that it had 180 calendar days from July 20, 2010 to regain compliance. In order to regain compliance, the market value of the Company’s publicly held shares had to close at $1,000,000 or more for a minimum of 10 consecutive business days during the 180 day grace period.

On January 19, 2011, the Company received a letter from NASDAQ stating that the Company has not regained compliance with the Market Value Rule and that the Company’s securities will be delisted from NASDAQ unless the Company requests a hearing to appeal this determination. If the Company fails to appeal the determination, trading of the Company’s common stock will be suspended at the opening of business on January 28, 2011 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq. The Company has until 4:00 p.m. Eastern time on January 26, 2011 to request a hearing.

On July 23, 2010, the Company received a letter from NASDAQ regarding compliance with NASDAQ Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) which requires the Company’s listed securities to have a minimum bid price of $1.00 per share. The Company received communication from NASDAQ that the bid price of its listed securities closed below $1.00 for 30 consecutive business days. Pursuant to the NASDAQ Listing Rules, NASDAQ communicated to the Company that it had a grace period of 180 calendar days from July 23, 2010 to regain compliance with the $1.00 minimum bid price requirement. In order to regain compliance, the bid price for the Company’s listed securities must have closed at $1.00 or more for a minimum of 10 consecutive business days during the 180 day grace period.

On January 20, 2011, the Company received a letter from NASDAQ stating that the Company has not regained compliance with the Minimum Bid Price Rule and that the Company’s securities will be delisted from NASDAQ unless the Company requests a hearing to appeal this determination, as described above. As noted above, if the Company fails to appeal the determination, trading of the Company’s common stock will be suspended at the opening of business on January 28, 2011 and a Form 25-NSE will be filed with the Securities and Exchange Commission, which will remove the Company’s securities from listing and registration on Nasdaq.

As of the date of this filing, the Company intends to request a hearing to appeal both these determinations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS & MATHESON NORTH AMERICA INC.
By:	/s/ Umesh Ahuja
Chief Financial Officer

Date: January 24, 2011